UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21846

Clough Global Opportunities Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Opportunities Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2009

Item 1.  Reports to Stockholders.

Clough Global Opportunities Fund

Annual Report

March 31, 2009

Shareholder Letter	2

Portfolio Allocation	5

Report of Independent Registered Public Accounting Firm	6

Statement of Investments	7

Statement of Assets & Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Statement of Cash Flows	21

Financial Highlights	22

Notes to Financial Statements	23

Dividend Reinvestment Plan	31

Fund Proxy Voting Policies & Procedures	33

Portfolio Holdings	33

Notice	33

Tax Designations	33

Trustees & Officers	34

SHAREHOLDER LETTER

March 31, 2009

To Our Shareholders:

•

During the 12 months ended March 31, 2009, the Clough Global Opportunities Fund’s (the “Fund”) total return, assuming reinvestment of all distributions, was -32.68% based on net asset value and -37.48% based on the market price of the stock. That compares with a -38.09% return for the S&P 500 for the same period.

•

Since the Fund’s inception on April 25, 2006, the total growth in net asset value assuming reinvestment of all distributions has been -23.30%, this compares to a cumulative total return of -34.87% for the S&P 500 through March 31, 2009.

•	The Fund’s compound annual return since inception is -8.65% compared to -13.61% for the S&P 500 through March 31, 2009.

•	Total distributions since inception have been $4.02, and based on the current dividend rate of $0.23 per share, offer a yield of 9.73% on market price as of April 22, 2009, of $9.46.

The financial markets over the past twelve months have suffered a contraction of liquidity that affected all investment asset classes. Today we think that positive equity returns in 2009 would be possible if the portfolio were properly focused. The indices may make little net progress over the year, but credit should begin to expand in certain industries and global fiscal stimulus will take root. Moreover, in a world characterized by an overwhelming shortage of yield, we believe the few profitable themes that emerge could work extremely well. Most of our efforts are centered on finding companies that offer exposure to an emerging or recovering demand cycle while generating attractive free cash flow yields. Our investments are focused on:

(1)

High-quality corporate bonds currently offer attractive yields and fortunately we believe we have the analytical resources to find solid opportunities in that market. We have invested from about 11-20% among the Funds in investment grade corporate bonds. These markets remain relatively illiquid, which is one reason values have emerged. Wall Street firms no longer have balance sheet capacity with which to inventory bonds, so building a diversified portfolio is a cumbersome process. Fiduciaries will be actively seeking yield, though building these portfolios will prove difficult for most large institutional investors and we believe our smaller size gives us an advantage. We expect quality corporate bond yields to be arbitraged down closer to Treasury yields, and bond prices should rise providing attractive total return opportunities.

(2)

A sustainable boom in Chinese domestic consumer demand powered by strong productivity gains and a secular decline in China’s unnecessarily high savings rates. China is one place in which we not only see few signs of a bubble, but enormous pent up demand in an unleveraged consumer sector. Moreover, most of our Chinese company holdings are listed in Hong Kong. The Hong Kong currency peg to the U.S. dollar forces the central bank to mimic the U.S. Federal Reserve in expanding liquidity. That should also serve as a catalyst to higher equities values.

www.cloughglobal.com

(3)          Global crude oil producers and deep water drilling technologies. We have written at length in previous communications on our positive view of this sector. Our opinion has not changed although positive secular supply/demand constraints are temporarily masked by the decline in oil demand due to the global recession.

(4)          Industrial or technology companies that currently face weak demand, but generate positive cash flow even at depressed operating levels. Profits for these companies would be leveraged to an even modest demand recovery and many have large cash holdings. Fund holding Cisco Systems currently holds 35% of its market capitalization in cash, for example.

(5)          Brazilian financials and consumer companies which should benefit as a credit cycle reaccelerates in that economy in response to the Brazilian Central Bank’s moves to lower interest rates.

Apart from these themes, however, we have identified a number of emerging opportunities which allow us to further diversify the Fund. The economic headlines may continue to be bad, but after a near 60% decline in equities and a decade of negative returns we have begun to increase our equity exposure. Our eyes are wide open and we are aware the economy will be deleveraging for some time, but not only has the 2008 equity price collapse presented us with selected equities which are priced at deep value levels, but some of them we think offer a strong secular or recovery growth profile. We highlight three areas of investment below:

(1)

Auto Parts. While excess capacity and leverage will likely leave the economy’s services sector in a long term state of low profitability, this should not be the case in some manufacturing sectors. In our view, the rate of inventory liquidation is unsustainable in some industries and we are near an inflection point where even stable demand will require higher production rates. We seldom gravitate to hyperbole but the auto parts supply industry is in a state of collapse and the survivors could offer a once in a generation price opportunity. Many auto parts suppliers have de minimis market capitalizations, current sales levels are well below replacement demand, and inventories are rapidly being drawn down. Substantial capacity will be taken out as companies disappear. Many of them could not make money when auto sales were twice the current level, and their bonds are several levels below investment grade. Now they are near bankruptcy and those bankruptcies will have the desired effect of reducing excess capacity and rendering the survivors a more profitable future.

Earlier this decade, we saw how a collapse in capacity restored pricing and profitability in the global steel industry. Today, great names like BorgWarner and Goodyear (neither currently held) trade 50-60% off their highs, will likely perform better in a more rational marketplace, and face a great deal of pent up demand.

(2)

3G wireless penetration. Smartphones are rapidly proliferating and the power behind 3G is becoming a present reality. According to Merrill Lynch, as of April 2, 2009, Carrier competition, emerging market demand and the emergence of mobile data service

2009 Annual Report

should cause subscribers to grow more than 20% annually and the number of handsets to triple over the next four to five years. In emerging economies, 3G mobile broadband may be the sole source of Internet access. After much delay, China is issuing 3G licenses to a number of carriers. Qualcomm, a chip supplier which collects royalties on every 3G handset, and Nokia, a cash rich handset provider, are the major Fund holdings in the sector and we are actively seeking others.

(3)          Rebuilding the electric grid. We continue to search for investments which are exposed to the rebuilding of the nation’s electric transmission system. Not only is it outmoded and prone to breakdowns (a colorful article in the recent edition of Wired magazine covers this issue), but investment in green energy plants will be in locations that are not serviced by sufficient transmission capacity, and will require totally new delivery systems. General Cable, with a $950 billion market capitalization, and Quanta Services, with a $4.4 billion market capitalization, both Fund holdings, are direct beneficiaries of both types of spending.

Others have commented about the deflationary economy we live in and the various government response programs that have been designed to resuscitate demand. The reality is that the private economy may remain depressed but so are interest rates and the cost of capital for legitimate needs. Therein lies the opportunity, we think, and we are optimistic about the likelihood we can build net asset value in coming quarters. We are always conscious of our downside, attempt to be careful in our use of leverage, and remain flexible.

We attempt to communicate regularly with our shareholders and update investment commentary on a regular basis on our website, www.cloughglobal.com. We thank you for your interest in the Clough Global Opportunities Fund. If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston–based investment management firm that has approximately $2.2 billion under management. For equities, the firm uses a global and theme–based investment approach based on identifying chronic shortages and growth opportunities. For fixed–income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Opportunities Fund.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

PORTFOLIO ALLOCATION

March 31, 2009 (Unaudited)

Asset Type*

Common Stocks	62.28%
Government & Agency Obligations	15.34%
Corporate Bonds & Notes	14.47%
Short–Term Investments	3.10%
Exchange Traded Funds	2.22%
Options Purchased & Written	1.34%
Asset/Mortgage Backed Securities	0.79%
Equity Linked Notes	0.54%
Rights	-0.08%

Global Breakdown*

U.S.	74.64%
Brazil	4.16%
Switzerland	3.32%
China	3.14%
Bermuda	3.05%
Hong Kong	2.72%
Canada	2.11%
Taiwan	1.97%
Papau New Guinea	1.00%
Finland	0.99%
Malaysia	0.58%
Netherlands	0.54%
Indonesia	0.52%
Greece	0.48%
Israel	0.39%
Luxembourg	0.30%
Vietnam	0.30%
Russia	0.23%
Ireland	0.17%
United Kingdom	0.12%
Thailand	0.08%
Panama	0.07%
France	-0.14%
Japan	-0.15%
Mexico	-0.28%
South Korea	-0.31%

*  As a percentage of total investments, plus written options and securities sold short.

rePort of indePendent regiStered Public accounting firm

March 31, 2009

To the Shareholders and Board of

Trustees of Clough Global Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Opportunities Fund, (the “Fund”), including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Opportunities Fund as of March 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

May 22, 2009

STATEMENT OF INVESTMENTS

March 31, 2009

	Shares	Value
COMMON STOCKS 79.22%
Consumer/Retail 3.69%
Anta Sports Products, Ltd.	2,064,000	$1,358,140
Belle International Holdings, Ltd.	5,277,000	2,689,360
CarMax, Inc.(a)	66,300	824,772
China Dongxiang Group Co.	5,126,000	1,884,899
China Mengniu Dairy Co., Ltd.	823,000	1,151,049
Denway Motors, Ltd.	299,000	115,733
Ford Motor Co.(a)	228,341	600,537
GOME Electrical Appliances Holdings, Ltd.(b)	8,163,400	1,179,652
Home Inns & Hotels Management, Inc. – ADR(a)	92,986	917,772
Honda Motor Co., Ltd.	16,200	383,940
Indofood Sukses Makmur Tbk PT	5,792,000	471,179
Jardine Strategic Holdings, Ltd.	104,886	1,038,371
Kraft Foods, Inc.	146,100	3,256,569
Little Sheep Group, Ltd.(a)(c)	257,000	96,160
New World Department Store China, Ltd.	440,100	190,790
Nine Dragons Paper Holdings, Ltd.	1,215,000	460,880
Parkson Retail Group, Ltd.	1,269,000	1,283,637
Ports Design, Ltd.	1,806,500	2,083,723
Pou Sheng International Holdings, Ltd.(a)(c)	723,700	75,632
Regal Hotels International Holdings, Ltd.	1,825,760	346,279
Shanghai Industrial Holdings, Ltd.	602,800	1,668,266
		22,077,340

Energy 16.44%
Coal 0.85%
Arch Coal, Inc.	80,721	1,079,240
CONSOL Energy, Inc.	96,300	2,430,612
Massey Energy Co.	17,400	176,088
Peabody Energy Corp.	56,475	1,414,134
		5,100,074

Exploration & Production 10.18%
Anadarko Petroleum Corp.	320,300	12,456,466
Cabot Oil & Gas Corp.	21,000	494,970
Canadian Natural Resources, Ltd.	25,738	992,457
Devon Energy Corp.	476	21,272
Hess Corp.	32,335	1,752,557
InterOil Corp.(a)	238,868	6,688,304
Newfield Exploration Co.(a)	56,000	1,271,200
Noble Energy, Inc.	137,304	7,397,940
OAO Gazprom – ADR	105,860	1,572,021
Occidental Petroleum Corp.	195,600	10,885,140
PetroHawk Energy Corp.(a)	175,700	3,378,711
Petroleo Brasileiro – Spon ADR	163,888	4,015,256
Petroleo Brasileiro S.A. – ADR	138,000	4,204,860
Plains Exploration & Production Co.(a)	59,000	1,016,570
Range Resources Corp.	58,800	2,420,208
Southwestern Energy Co.(a)	77,243	2,293,345
		60,861,277

	Shares	Value
Oil Services & Drillers 4.80%
Noble Corp.	40,000	$963,600
Seadrill, Ltd.	155,400	1,512,330
Suncor Energy, Inc.	279,537	6,208,517
Transocean, Inc.(a)	255,336	15,023,971
Weatherford International, Ltd.(a)	401,306	4,442,458
Willbros Group, Inc.(a)	51,699	501,480
		28,652,356

Pipelines 0.60%
El Paso Pipeline Partners LP	21,651	372,397
Plains All American Pipeline LP	86,400	3,176,064
		3,548,461

Tankers 0.01%
Golar LNG, Ltd.	16,000	54,880

TOTAL ENERGY		98,217,048

Finance 8.05%
Banks 5.71%
Banco Bradesco S.A. – ADR	321,572	3,183,563
Banco Itau Holding Financeira S.A. – ADR	890,606	9,689,794
Bank Mandiri Tbk PT	12,818,000	2,412,735
Bank of China, Ltd.	3,584,000	1,188,409
BlackRock Kelso Capital Corp.	651,400	2,729,366
Daishin Securities Co., Ltd. – GDR(a)(b)(c)	224,000	527,916
Indochina Capital Vietnam Holdings, Ltd.(a)	700,000	2,012,500
Morgan Stanley	231,820	5,278,541
Nomura Holdings, Inc. – ADR	59,500	297,545
PennantPark Investment Corp.	631,590	2,368,463
Public Bank BHD	1,573,714	3,259,234
Standard Chartered PLC	98,500	1,190,804
		34,138,870

Non–Bank 2.34%
Apollo Investment Corp.	1,231,800	4,286,664
Ares Capital Corp.	403,886	1,954,808
CME Group, Inc.	13,900	3,424,821
Hong Kong Exchanges & Clearing, Ltd.	150,000	1,416,665
Lender Processing Services, Inc.	79,200	2,424,312
Maiden Holdings, Ltd.(c)	100,900	451,023
		13,958,293
TOTAL FINANCE		48,097,163

Gold/Metals 2.36%
Anglo American PLC – ADR	84,410	720,018
Freeport–McMoRan Copper & Gold, Inc.	351,400	13,391,854
		14,111,872

	Shares	Value
Health Care 0.73%
Biogen Idec, Inc.(a)	56,200	$2,946,004
BioSphere Medical, Inc.(a)	109,500	219,000
Molecular Insight Pharmaceuticals, Inc.(a)	334,900	1,192,244
		4,357,248

Industrial 5.03%
Aegean Marine Petroleum Network, Inc.	201,800	3,380,150
Bakrie Sumatera Plantations Tbk PT	6,981,600	187,304
Chicago Bridge & Iron Co.	572,562	3,589,964
China South Locomotive and Rolling Stock Corp.(a)(c)	4,294,800	1,961,602
Crown Holdings, Inc.(a)	188,100	4,275,513
Foster Wheeler, Ltd.(a)	396,000	6,918,120
Jacobs Engineering Group, Inc.(a)	47,900	1,851,814
McDermott International, Inc.(a)	473,000	6,333,470
Sinopec Shanghai Petrochemical Co., Ltd.	3,734,000	920,179
Tambang Batubara Bukit Asam Tbk PT	744,000	434,617
Weichai Power Co., Ltd.	84,600	184,468
		30,037,201

Insurance 8.50%
ACE, Ltd.	30,000	1,212,000
The Allstate Corp.	206,674	3,957,807
Aon Corp.	71,500	2,918,630
Arch Capital Group, Ltd.(a)	21,400	1,152,604
Everest Re Group, Ltd.	38,700	2,739,960
Fidelity National Financial, Inc.	472,000	9,208,720
Loews Corp.	235,400	5,202,340
Montpelier Re Holdings, Ltd.	646,000	8,372,160
PartnerRe, Ltd.	43,200	2,681,424
RenaissanceRe Holdings, Ltd.	58,900	2,912,016
The Travelers Cos, Inc.	257,000	10,444,480
		50,802,141
Metals & Mining 0.48%
Cameco Corp.	167,300	2,872,541

Real Estate 1.63%
Agile Property Holdings, Ltd.	946,000	535,822
Cheung Kong Holdings, Ltd.	118,000	1,016,244
Great Eagle Holdings, Ltd.	1,486,917	1,956,823
Hang Lung Group, Ltd.	90,400	275,261
Hang Lung Properties, Ltd.	201,300	472,694
Italian–Thai Development PLC	9,882,000	557,282
Kerry Properties, Ltd.	785,025	1,894,043
Sino Land Co.	416,000	415,968
SP Setia BHD	206,500	158,040
Sun Hung Kai Properties, Ltd.	226,100	2,024,531
YNH Property BHD	1,622,746	454,040
		9,760,748

	Shares	Value
Real Estate Investment Trusts (REITS) 6.90%
Annaly Capital Management, Inc.	1,232,000	$17,087,841
Anworth Mortgage Asset Corp.	805,569	4,938,138
Capstead Mortgage Corp.	143,700	1,543,338
Hatteras Financial Corp.(c)	233,300	5,830,167
Hatteras Financial Corp.	411,700	10,288,383
MFA Financial, Inc.	261,000	1,534,680
Regal Real Estate Investment Trust	182,576	24,028
		41,246,575

Technology & Communications 17.69%
Applied Materials, Inc.	143,000	1,537,250
Cablevision Systems Corp.	154,160	1,994,830
Centron Telecom International Holdings, Ltd.	1,018,000	97,195
China Security & Surveillance Technology, Inc.(a)	65,500	251,520
China Telecom Corp., Ltd.	3,206,000	1,323,665
China Unicom Hong Kong, Ltd.	81,900	852,579
Chunghwa Telecom Co., Ltd. – ADR	482,146	8,789,523
Cisco Systems, Inc.(a)	1,108,500	18,589,546
Comcast Corp.	317,800	4,090,086
EMC Corp.(a)	261,200	2,977,680
Honeywell International, Inc.	378,000	10,531,080
Intel Corp.	286,300	4,308,815
Lenovo Group, Ltd.	5,262,000	1,208,469
Microsoft Corp.	477,809	8,777,351
Nan Ya Printed Circuit Board Corp.	441,367	1,131,009
Net Servicos de Comunicacao S.A. – ADR	388,515	2,816,734
NII Holdings, Inc.(a)	97,100	1,456,500
Nokia Corp – ADR	571,244	6,666,418
Oracle Corp.(a)	505,400	9,132,578
Perfect World Co., Ltd.(a)	38,064	534,799
Qualcomm, Inc.	284,700	11,077,677
Radvision, Ltd.(a)	518,700	2,588,313
Research In Motion, Ltd.(a)	36,200	1,559,134
SINA Corp.(a)	9,981	232,058
Sohu.com, Inc.(a)	47,200	1,949,832
Yahoo! Inc.(a)	95,400	1,222,074
		105,696,715

Transportation 0.68%
Babcock & Brown Air, Ltd. – ADR	263,300	1,132,190
Burlington Northern Santa Fe Corp.	16,300	980,445
Seaspan Corp.	236,500	1,944,030
		4,056,665

Utilities 7.04%
AES Corp.(a)	364,700	2,118,907
DPL, Inc.	52,000	1,172,080
Dynegy, Inc. – Class A(a)	51,200	72,192

	Shares	Value
Utilities (continued)
Enbridge, Inc.	19,300	$556,436
EQT Corp.	98,422	3,083,561
FirstEnergy Corp.	41,600	1,605,760
General Cable Corp.(a)	448,427	8,887,823
KBR, Inc.	446,685	6,168,720
National Fuel Gas Co.	29,645	909,212
Quanta Services, Inc.(a)	762,653	16,358,907
Williams Cos., Inc.	101,200	1,151,656
		42,085,254

TOTAL COMMON STOCKS (Cost $612,631,193)		473,418,511

EXCHANGE TRADED FUNDS 5.34%
Financial Select Sector SPDR	411,417	3,624,584
iShares FTSE/Xinhua China 25 Index Fund	100,000	2,852,000
iShares iBoxx $ High Yield Corporate Bond Fund	21,975	1,489,905
iShares MSCI Brazil	104,442	3,934,330
Semiconductor HOLDRs Trust	232,000	4,338,400
StreetTRACKS Gold Trust(a)	173,800	15,690,663

TOTAL EXCHANGE TRADED FUNDS (Cost $30,412,823)		31,929,882

RIGHTS 0.01%
Malayan Banking BHD(a)(b), exercisable 04/07/2009 – 04/21/2009, subscription price 2.74 MYR	111,983	34,404

TOTAL RIGHTS (Cost $0)		34,404

	Principal
	Amount	Value
EQUITY LINKED NOTES 0.60%
BNP Yuanta Financial (issued by BNP Paribas), expiring 12/10/2009(a)	$1,110,668	507,686
Chinatrust Financial Holding Co., Ltd. (issued by BNP Paribas), expiring 04/01/2015(a)	1,043,531	381,619
Far Eastern Textile, Ltd. (issued by BNP Paribas), expiring 04/01/2015(a)	1,550,700	1,207,220
Formosa Plastics Corp. (issued by BNP Paribas), expiring 04/01/2015(a)	536,272	808,055
Tatung Co., Ltd. (issued by BNP Paribas), expiring 04/01/2010(a)	2,012,922	396,546
Xinghe Fund (issued by BNP Paribas), expiring 04/01/2010(a)	2,875,935	307,725

EQUITY LINKED NOTES
(Cost $3,494,112)		3,608,851

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS 16.23%
ACE INA Holdings, Inc.
02/15/2017	5.700%	$700,000	$635,723
03/15/2018	5.800%	1,550,000	1,403,595
Ahold Finance U.S.A., Inc.
07/15/2010	8.250%	2,925,000	2,978,793
Allstate Life Global Funding Trusts
04/30/2013	5.375%	2,275,000	2,203,315
Anadarko Petroleum Corp.
09/15/2016	5.950%	2,154,000	1,858,364
Aon Corp.
12/14/2012	7.375%	875,000	894,519
AT&T, Inc.
02/15/2019	5.800%	2,100,000	2,060,020
Burlington Northern Santa Fe Corp.
05/01/2017	5.650%	2,900,000	2,860,182
Carolina Power & Light Co.
01/15/2019	5.300%	2,000,000	2,029,116
The Chubb Corp.
05/15/2018	5.750%	1,000,000	989,838
Cisco Systems, Inc.
02/15/2019	4.950%	1,775,000	1,751,078
Comcast Cable Communications LLC
06/15/2013	7.125%	2,845,000	2,964,921
Comcast Corp.
03/15/2016	5.900%	874,000	845,576
Computer Sciences Corp.
03/15/2018(c)	6.500%	1,800,000	1,710,441
The Connecticut Light & Power Co.
Series 09–A, 02/01/2019	5.500%	1,600,000	1,641,648
Corning, Inc.
06/15/2015	6.050%	1,000,000	957,122
CSX Corp.
03/15/2018	6.250%	1,000,000	863,433
CSX Transportation, Inc.
10/15/2014	8.375%	1,400,000	1,464,863
The Dayton Power & Light Co.
10/01/2013	5.125%	1,500,000	1,544,402
Devon Financing Corp. ULC
09/30/2011	6.875%	2,400,000	2,511,910
Diamond Offshore Drilling, Inc.
07/01/2015	4.875%	2,200,000	2,125,413
Duke Energy Carolinas LLC
11/15/2013	5.750%	1,775,000	1,893,730
Eaton Vance Corp.
10/02/2017	6.500%	3,285,000	2,824,370
Enbridge Energy Partners LP
03/01/2019	9.875%	1,550,000	1,600,786
Florida Power Corp.
06/15/2018	5.650%	1,350,000	1,410,121

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
Forest Oil Corp.
02/15/2014	8.500%	$500,000	$466,250
General Mills, Inc.
02/15/2017	5.700%	1,000,000	1,030,468
02/15/2019	5.650%	2,000,000	2,041,474
The Goldman Sachs Group, Inc.
01/15/2016	5.350%	2,000,000	1,775,378
Goodrich Corp.
03/01/2019(c)	6.125%	1,650,000	1,604,544
Hewlett–Packard Co.
03/01/2014	6.125%	1,400,000	1,493,149
03/01/2018	5.500%	1,000,000	1,027,949
International Business Machines Corp.
09/14/2017	5.700%	1,000,000	1,038,298
Kraft Foods, Inc.
08/11/2017	6.500%	2,200,000	2,270,517
The Kroger Co.
02/01/2010	8.050%	1,825,000	1,888,096
Morgan Stanley
10/15/2015	5.375%	2,000,000	1,810,144
Nabors Industries, Inc.
01/15/2019	9.250%	2,450,000	2,328,240
National Oilwell Varco, Inc.
Series B, 08/15/2015	6.125%	2,600,000	2,273,692
Oracle Corp.
04/15/2018	5.750%	1,575,000	1,647,754
PetroHawk Energy Corp.
06/01/2015	7.875%	900,000	796,500
Raytheon Co.
12/15/2018	6.400%	965,000	1,055,714
Roche Holdings, Inc.
03/01/2019(c)	6.000%	1,800,000	1,857,505
Sara Lee Corp.
09/15/2011	6.250%	1,600,000	1,669,691
06/15/2013	3.875%	797,000	766,648
South Carolina Electric & Gas Co.
11/01/2018	5.250%	1,300,000	1,313,789
TEPPCO Partners LP
02/01/2013	6.125%	2,417,000	2,347,956
Thermo Fisher Scientific, Inc.
06/01/2015	5.000%	1,900,000	1,816,548
The Travelers Cos., Inc.
06/15/2012	5.375%	2,140,000	2,146,446
05/15/2018	5.800%	1,100,000	1,069,900
Tyco International Finance S.A.
01/15/2019	8.500%	1,925,000	1,990,650
Union Pacific Corp.
01/31/2013	5.450%	2,100,000	2,107,077

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS (continued)
United Technologies Corp.
02/01/2019	6.125%	$2,100,000	$2,266,591
Verizon Wireless Capital LLC
02/01/2014	5.550%	2,100,000	2,104,927
Wal–Mart Stores, Inc.
02/15/2018	5.800%	960,000	1,052,086
Weatherford International, Ltd.
03/01/2019	9.625%	2,660,000	2,757,420
XTO Energy, Inc.
12/15/2013	5.750%	3,095,000	3,133,396

TOTAL CORPORATE BONDS (Cost $96,068,243)			96,972,076

ASSET/MORTGAGE BACKED SECURITIES 0.89%
Government National Mortgage Association (GNMA)
Series 2007–37, Class SA, 03/20/2037(d)	20.281%	2,012,050	2,067,261
Series 2007–37, Class SB, 03/20/2037(d)	20.281%	2,072,327	2,092,103
Series 2007–37, Class SY, 06/16/2037(d)	22.438%	1,159,711	1,181,756

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $4,846,120)			5,341,120

GOVERNMENT & AGENCY OBLIGATIONS 17.20%
U.S. Treasury Bond
02/15/2014	4.000%	13,000,000	14,474,694
08/15/2016	4.875%	14,000,000	16,483,908
05/15/2017	4.500%	7,000,000	8,063,678
08/15/2017	4.750%	3,250,000	3,803,517
08/15/2018	4.000%	7,000,000	7,783,132
05/15/2038	4.500%	7,250,000	8,485,900
U.S. Treasury Note
01/31/2010	2.125%	30,000,000	30,393,781
05/31/2012	4.750%	8,000,000	8,877,504
07/31/2012	4.625%	4,000,000	4,439,688

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $96,557,459)			102,805,802

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
PURCHASED OPTIONS 2.81%
Purchased Call Options 0.33%
SPDR Gold Trust	January, 2010	$100.00	600	531,000
Transocean, Ltd.	January, 2010	80.00	1,000	530,000
Transocean, Ltd.	January, 2011	60.00	500	902,500

TOTAL PURCHASED CALL OPTIONS (Cost $3,912,462)				1,963,500

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Purchased Put Options 2.48%
S&P 500 Index	May, 2009	$825.00	850	$5,321,000
S&P 500 Index	June, 2009	750.00	2,000	8,710,000
SPDR Gold Trust	January, 2010	80.00	1,300	799,500

TOTAL PURCHASED PUT OPTIONS (Cost $20,157,882)				14,830,500

TOTAL PURCHASED OPTIONS (Cost $24,070,344)				16,794,000

	Shares/
	Principal
	Amount	Value
SHORT–TERM INVESTMENTS 3.48%
Money Markets
Dreyfus Treasury Prime Money Market Fund (0.000% 7–day yield)(e) (f)	$1,279,679	1,279,679

U.S. Treasury Bills
U.S. Treasury Bill Discount Note 07/30/2009, 0.332%(g)	19,500,000	19,484,731

TOTAL SHORT–TERM INVESTMENTS (Cost $20,758,098)		20,764,410

Total Investments* – 125.78% (Cost $888,838,392)		751,669,056

Liabilities in Excess of Other Assets – (25.78%)		(154,064,102)

NET ASSETS – 100.00%		$597,604,954

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Call Options Written
Transocean, Ltd.	January, 2011	$100.00	500	(357,500)

TOTAL CALL OPTIONS WRITTEN (Premiums received $378,998)				(357,500)

Put Options Written
S&P 500 Index	May, 2009	750.00	850	(2,456,500)
S&P 500 Index	June, 2009	650.00	2,000	(3,550,000)
SPDR Gold Trust	January, 2010	90.00	1,300	(1,469,000)

	Shares	Value
TOTAL PUT OPTIONS WRITTEN (Premiums received $11,382,999)		$(7,475,500)

TOTAL OPTIONS WRITTEN (Premiums received $11,761,997)		$(7,833,000)

SCHEDULE OF SECURITIES SOLD SHORT
Common Stocks
3M Co.	(92,600)	$(4,604,072)
Berkshire Hathaway, Inc.	(1,938)	(5,465,160)
Bill Barrett Corp.	(39,587)	(880,415)
Boston Properties, Inc.	(51,200)	(1,793,536)
China Communications Construction Co., Ltd.	(689,800)	(756,496)
Cie Generale d’Optique Essilor International S.A.	(24,700)	(954,960)
Cimarex Energy Co.	(37,600)	(691,088)
Costco Wholesale Corp.	(103,800)	(4,808,016)
Dawson Geophysical Co.	(5,500)	(74,250)
EOG Resources, Inc.	(55,323)	(3,029,488)
Federal Realty Investment Trust	(23,300)	(1,071,800)
General Electric Co.	(436,000)	(4,407,960)
Genuine Parts Co.	(92,845)	(2,772,352)
HSBC Holdings PLC – ADR	(20,233)	(570,975)
JFE Holdings, Inc.	(37,800)	(819,124)
Kohl’s Corp.	(22,500)	(952,200)
Li & Fung, Ltd.	(104,000)	(244,213)
Overseas Shipholding Group, Inc.	(53,700)	(1,217,379)
PACCAR, Inc.	(50,156)	(1,292,019)
Pride International, Inc.	(56,359)	(1,013,335)
Public Storage	(52,700)	(2,911,675)
Quest Diagnostics, Inc.	(65,600)	(3,114,688)
Simon Property Group, Inc.	(39,932)	(1,383,245)
Smith International, Inc.	(97,800)	(2,100,744)
Sony Corp. – Spon ADR	(41,200)	(849,956)
Sunoco, Inc.	(76,000)	(2,012,480)
Teekay Corp.	(46,200)	(657,426)
Tesoro Corp.	(142,000)	(1,912,740)
Tsakos Energy Navigation, Ltd.	(13,100)	(184,579)
Ultra Petroleum Corp.	(4,500)	(161,505)
Valero Energy Corp.	(66,000)	(1,181,400)
Vornado Realty Trust	(2,654)	(88,219)
Want Want China Holdings, Ltd.	(259,000)	(120,300)
WW Grainger, Inc.	(28,300)	(1,986,094)

Exchange Traded Funds
iShares MSCI Mexico Investable Market Index Fund	(68,631)	(1,859,900)
iShares MSCI South Korea	(92,354)	(2,629,318)
iShares Russell 2000 Index Fund	(300,000)	(12,582,000)

	Shares	Value
Rights
HSBC Holdings(b), exercisable 03/20/2009 – 04/03/2009, subscription price 254 GBP	(53,779)	$(544,006)

TOTAL SECURITIES SOLD SHORT (Proceeds $77,464,035)		(73,699,113)

Abbreviations:

ADR – American Depositary Receipt

BHD – Berhad (in Malaysia; equivalent to Public Limited Company)

FTSE – Financial Times Stock Exchange

GBP – British Pence

GDR – Global Depositary Receipts

HOLDRs – Holding Company Depositary Receipts

LLC – Limited Liability Company

LP – Limited Partnership

MSCI – Morgan Stanley Capital International

MYR – Malaysian Ringgit

PCL – Public Company Limited

PLC – Public Limited Company

PT – equivalent to Public Limited Company in Indonesia

REMICS – Real Estate Mortgage Investment Conduits

S.A. – Generally designates corporations in various countries, mostly those employing the civil law

S&P – Standard & Poor’s

SPDR – Standard & Poor’s Depositary Receipt

Tbk – Terbuka (stock symbol in Indonesian)

ULC – Unlimited Liability Company

*	All securities are being pledged as collateral for borrowings, written options and/or short sales as of March 31, 2009.
(a)	Non–Income producing security.
(b)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2009, these securities had a total value of $1,197,966 or 0.20% of net assets.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, these securities had a total value of $14,114,990 or 2.36% of net assets.

(d)	Floating or variable rate security – rate disclosed as of March 31, 2009.
(e)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.
(f)	Less than 0.0005%.
(g)	Discount at purchase.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub–classifications used by one or more widely recognized market indexes, and/or as defined by Fund management This definition may not apply for purposes of this report, which may combine industry sub–classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

March 31, 2009

Assets:
Investments, at value (Cost – see below)	$751,669,056
Deposit with broker for securities sold short and written options	131,384,369
Receivable for investments sold	33,983,427
Interest receivable	2,138,084
Cash	1,220,422
Dividends receivable	1,795,688
Total Assets	922,191,046

Liabilities:
Loan payable	239,500,000
Securities sold short (Proceeds $77,464,035)	73,699,113
Options written at value (Premiums received $11,761,997)	7,833,000
Payable for investments purchased	2,153,788
Accrued investment advisory fee	787,560
Dividends payable – short sales	290,309
Accrued administration fee	252,019
Interest payable – margin account	34,405
Interest due on loan payable	30,599
Accrued trustees fee	5,024
Other payables	275
Total Liabilities	324,586,092

Net Assets	$597,604,954
Cost of Investments	$888,838,392

Composition of Net Assets:
Paid–in capital	$915,209,521
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(188,130,854)
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(129,473,713)
Net Assets	$597,604,954
Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859
Net asset value per share	$11.55

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2009

Investment Income:
Dividends (Net of foreign withholding taxes of $831,685)	$25,149,659
Interest on investment securities	10,217,654
Interest on margin account	1,039,005
Miscellaneous income	2,640
Total Income	36,408,958

Expenses:
Investment advisory fee	13,698,381
Interest on loan	7,468,510
Administration fee	4,383,482
Dividend expense – short sales	3,965,156
Trustees fee	146,129
Broker/dealer fees	129,156
Other expenses	309,249
Total Expenses	30,100,063

Net Investment Income	6,308,895

Net realized gain (loss) on:
Investment securities	(339,643,391)
Securities sold short	125,935,683
Written options	32,090,718
Foreign currency transactions	(682,314)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(138,820,830)
Net loss on investments, options, securities sold short and foreign currency transactions	(321,120,134)
Distributions to Preferred Shareholders from:
Net investment income	(1,827,293)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(316,638,532)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Common Shareholder Operations:
Net investment income	$6,308,895	$18,076,342
Net realized gain (loss) from:
Investment securities	(339,643,391)	66,327,743
Securities sold short	125,935,683	6,703,853
Written options	32,090,718	8,111,904
Foreign currency transactions	(682,314)	(119,037)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(138,820,830)	(3,421,530)
Distributions to Preferred Shareholders from:
Net investment income	(1,827,293)	(19,525,208)
Net realized gains	—	(4,492,000)
Net Increase (Decrease) in Net Assets Attributable to Common Shares from Operations	(316,638,532)	71,662,067

Distributions to Common Shareholders from:
Net investment income	(3,135,215)	(65,750,867)
Net realized gain	(1,447,297)	(13,251,315)
Tax return of capital	(65,779,620)	—
Net Decrease in Net Assets from Distributions	(70,362,132)	(79,002,182)

Capital Share Transactions:
Cost from issuance of preferred shares	(2,500)	—
Net Decrease in Net Assets from Share Transactions	(2,500)	—

Net Decrease in Net Assets Attributable to Common Shares	$(387,003,164)	$(7,340,115)

Net Assets Attributable to Common Shares:
Beginning of period	984,608,118	991,948,233
End of period *	$597,604,954	$984,608,118

* Includes overdistributed net investment income of:	$—	$(645,541)

See Notes to Financial Statements

Statement of caSh flowS

For the Year Ended March 31, 2009

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(316,638,532)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(2,322,281,843)
Proceeds from disposition of investment securities	2,481,033,564
Cover securities sold short transactions	1,104,425,775
Proceeds from securities sold short transactions	(1,122,777,027)
Written options transactions	72,028,545
Proceeds from written options transactions	(28,937,545)
Written options exercised	(12,335,125)
Purchased options transactions	(128,070,169)
Proceeds from purchased options transactions	82,509,340
Purchased options exercised	59,808,030
Net proceeds from short-term investment securities	83,996,134
Net realized loss from investment securities	339,643,391
Net realized gain on securities sold short	(125,935,683)
Net realized gain on written options	(32,090,718)
Net change in unrealized depreciation on investment securities	138,820,830
Premium amortization	555,340
Discount accretion	(230,368)
Increase in deposits with brokers for shorts and written options	102,246,823
Decrease in dividends receivable	118,140
Increase in interest receivable	(364,096)
Increase in receivables on investments sold	(14,453,115)
Decrease in other assets	327,244
Increase in interest due on loan payable	30,599
Decrease in payable for investment securities purchased	(83,533,889)
Increase in dividends payable-short sales	17,729
Increase in interest payable-margin account	34,405
Decrease in accrued investment advisory fee	(650,106)
Decrease in accrued administrative fee	(208,034)
Decrease in accrued trustee fee	(5,353)
Decrease in other payables	(15,855)
Net cash provided by operating activities	277,068,431

Cash Flows from Financing Activities:
Net proceeds from bank borrowing	$762,280,588
Repayment of bank borrowing	(522,780,588)
Redemption of auction market preferred shares	(450,379,543)
Cash distributions paid	(70,362,132)
Net cash used in financing activities	(281,241,675)

Net decrease in cash	(4,173,244)

Cash beginning balance	$5,393,666
Cash ending balance	$1,220,422

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period on interest from bank borrowings:	$7,737,286

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

			For the Period
	For the Year Ended	For the Year Ended	April 25, 2006 (inception)
	March 31, 2009	March 31, 2008	to March 31, 2007
Per Common Share Operating Performance
Net asset value – beginning of period	$19.03	$19.17	$19.10
Income from investment operations:
Net investment income	0.12 *	0.35 *	0.90
Net realized and unrealized gain (loss) on investments	(6.20)	1.50	0.40
Distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.46)	(0.20)
Total from Investment Operations	(6.12)	1.39	1.10

Distributions to Common Shareholders from:
Net investment income	(0.06)	(1.46)	(0.90)
Net realized gain	(0.03)	(0.07)	—
Tax return of capital	(1.27)	—	—
Total Distributions to Common Shareholders	(1.36)	(1.53)	(0.90)

Capital Share Transactions:
Common share offering costs charged to paid–in capital	—	—	(0.04)
Preferred offering costs	— (1)	—	(0.09)
Total Capital Share Transactions	—	—	(0.13)
Net asset value – end of period	$11.55	$19.03	$19.17
Market price – end of period	$9.20	$16.32	$17.44

Total Investment Return – Net Asset Value (2):	(32.68)%	8.06%	5.45%
Total Investment Return – Market Price (2):	(37.48)%	1.86%	(8.38)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$597,605	$984,608	$991,948
Ratios to average net assets attributable to common shareholders:
Total expenses (3)	3.84%	2.52%	2.12	%(4)
Total expenses excluding interest expense (3)	2.85%	— (5)	—	(5)
Total expenses excluding dividends on short sales (3)	3.33%	2.29%	2.05	%(4)
Net investment income (3)	0.80%	1.76%	1.75	%(4)
Preferred share dividends	0.23%	2.34%	1.13	%(4)
Portfolio turnover rate	224%	171%	246%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	— (5)	$450,380	$450,450
Total shares outstanding (000)	— (5)	18	18
Asset coverage per share (6)	— (5)	$79,722	$80,133
Liquidation preference per share	— (5)	$25,000	$25,000
Average market value per share (7)	— (5)	$25,000	$25,000

*	Based on average shares outstanding.
(1)	Less than $0.005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Annualized.
(5)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 23, 2008.
(6)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(7)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed–end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non–diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over–the–counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over–the–counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short–term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional–size trading units of securities. Short–term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over–the–counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange–traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of March 31, 2009.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2009, securities which have been fair valued represented 0.20% of the Fund’s net assets.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on April 1, 2008. FAS 157 established a three–tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments
Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2009.

	Investments in	Other Financial
Valuation Inputs	Securities at Value	Instruments* at Value
Level 1 – Quoted Prices	$644,532,953	$(80,988,107)
Level 2 – Other Significant Observable Inputs	$107,136,103	$(544,006)
Level 3 – Significant Unobservable Inputs	$—	$—
Total	$751,669,056	$(81,532,113)

* Other financial instruments include written options and securities sold short.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 3/31/08	$2,250,000
Realized gain/(loss)	(1,950,000)
Change in unrealized appreciation/(depreciation)	—
Net purchases/(sales)	(300,000)
Transfers in and/or out of level 3	—
Balance as of 3/31/09	$—

Options:  The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non–income producing securities.

Written option activity for the year ended March 31, 2009 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2008	12,000	$3,315,791
Positions opened	9,723	6,612,765
Exercised	(120)	(26,559)
Expired	(4,000)	(2,315,255)
Closed	(17,103)	(7,207,744)
Outstanding, March 31, 2009	500	$378,998
Market Value, March 31, 2009		$(357,500)

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2008	18,600	$9,781,050
Positions opened	49,412	65,415,780
Exercised	(24,324)	(12,308,566)
Expired	(24,576)	(38,367,403)
Closed	(14,962)	(13,137,862)
Outstanding, March 31, 2009	4,150	$11,382,999
Market Value, March 31, 2009		$(7,475,500)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker–dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007.

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex–dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act, as amended, of 1940 (the “1940 Act”) and Rule 19b–1 thereunder permitting the Fund to make periodic distributions of long–term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay–out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex–dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex–dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2. TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2009 and March 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary Income	$4,962,508	$85,276,075
Long-Term Capital Gain	1,447,297	17,743,315
Return of Capital	65,779,620	—
Total	$72,189,425	$103,019,390

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2009, certain differences were reclassified. The Fund decreased accumulated net investment loss by $700,846, increased accumulated net realized loss by $699,456 and decreased paid in capital by $1,390. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

At March 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $68,311,011, expiring March 31, 2017.

As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated net realized loss	(168,445,100)
Unrealized appreciation	(150,479,957)
Other cumulative effect of timing differences	1,320,490
Total	$(317,604,567)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2009, were as follows:

Gross appreciation (excess of value over tax cost)	$32,726,717
Gross depreciation (excess of tax cost over value)	(183,206,674)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	—
Net unrealized depreciation	$(150,479,957)
Cost of investments for income tax purposes	$909,844,636

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended March 31, 2009, the Fund elected to defer capital losses occurring between November 1, 2008 and March 31, 2009 in the amount of $100,134,089.

3. CAPITAL TRANSACTIONS

Common Shares:  There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on March 31, 2009, ALPS Fund Services (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Common shares outstanding – beginning of period	51,736,859	51,736,859
Common shares issued as reinvestment of dividends	—	—
Common shares outstanding – end of period	51,736,859	51,736,859

Preferred Shares: In April 2008 the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 23, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing in April 2008. See Note 6 – Leverage, for further information on the borrowing facility used by the Fund during the year ended, and as of, March 31, 2009.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short–term securities, for the year ended March 31, 2009 aggregated $2,322,281,843 and $2,481,033,564, respectively. Purchases and sales of U.S. government and agency securities, other than short–term securities, for the year ended March 31, 2009 aggregated $167,184,941 and $142,050,456, respectively.

NOTES TO FINANCIAL STATEMENTS

March 31, 2009

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Fund as defined in the 1940 Act.

6. LEVERAGE

In January 2009 the Fund entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to an initial limit of $239,500,000 (the “Initial Limit”). Subsequent to the date of this report, the Fund and BNP amended the Agreement to increase the borrowing limit to $308,500,000, subject to the applicable asset coverage requirement of Section 18 of the 1940 Act. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at the three month LIBOR (London Inter–bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also pays a one time Arrangement fee of 0.25% on (i) the Initial Limit, and (ii) the increased borrowing amount in excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. The Arrangement fee paid for the year ended March 31, 2009 totaled $299,375 and is included in Other expenses in the Statement of Operations. For the year ended March 31, 2009, the average amount borrowed under the agreement and the average interest rate for the amount borrowed were $231,144,928 and 2.34% respectively. As of March 31, 2009, the amount of such outstanding borrowings is $239,500,000. The interest rate applicable to the borrowings on March 31, 2009 was 2.29%.

In addition BNP has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re–pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities upon demand and without condition and BNP is obligated to return such security or equivalent security to the Fund the lesser of five days or the standard market settlement time in the principal market in which the Hypothecated Securities are traded after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy–in costs that the executing broker may impose with respect to the failure to deliver. If Hypothecated Securities are not returned by BNP to the Fund by the deadline to exercise a corporate action (conversion, sub-division, consolidation, etc.) with respect to such Hypothecated Securities, the Fund can request, and BNP shall, to the extent commercially reasonable under the circumstances, return equivalent securities in such form

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2009

that will arise if the right had been exercised. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then–current fair market value of such Hypothecated Securities against any amounts owed to BNP under the Agreement. The Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act.

Prior to entering into the Arrangement, as described above, in May 2008 the Fund had entered into an overnight collateralized lending facility (the “Overnight Facility”). The Fund used the Overnight Facility to fully redeem the AMPS (as discussed in Note 3) and to keep the Fund leveraged near an anticipated level of 33% of total assets. For the year ended March 31, 2009, the average amount borrowed under the overnight facility and the average interest rate for the amount borrowed were $363,371,131 and 2.19% respectively. As of March 31, 2009, the amount of such outstanding borrowings is $0.

The Board of Trustees has approved both of these financing arrangements.

The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the AMPS were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., can cause the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase compared to prior fiscal years. This is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the AMPS now redeemed).

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

March 31, 2009 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433–8191.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2009 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008 are available without a charge, upon request, by contacting the Fund at 1–877–256–8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2009 (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Forms N–Q are available upon request, by contacting the Fund at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

March 31, 2009 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2009 (Unaudited)

The Fund hereby designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2009:

Corporate Dividends Received Deduction	100.00%
Qualified Dividend Income	100.00%

TRUSTEES & OFFICERS

March 31, 2009 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1–877–256–8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
James E. Canty Age - 46 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Off-shore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Allocation Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested’’ Trustee of the Trust.	3

Edmund J. Burke Age - 48 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/ Since Inception Trustee/Since July 12, 2006

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Equity Fund, Clough Global Allocation Fund, and Reaves Utility Income Fund, is a Trustee of the Liberty All-Star Equity Fund, and is a Director of the Liberty All-Star Growth Fund, Inc.

			3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Jeremy O. May Age - 39 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is also a Trustee of ALPS ETF Trust and Chairman, Trustee and Treasurer of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Lauren E. Motley Age - 28 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since December 10, 2008

Ms. Motley joined ALPS in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Motley worked for PricewaterhouseCoopers from 2003 to 2005. Ms. Motley is currently also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, and Reaves Utility Income Fund.

N/A

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Erin Douglas Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Equity Fund and Clough Global Allocation Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T. Akins* Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation from 2003 to 2006. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation from 2000 to 2003. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Allocation Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust, and ALPS ETF Trust.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Andrew C. Boynton Age - 53 Carroll School of Management Boston College Fulton Hall 510 140 Comm.Ave. Chestnut Hill, MA 02467	Trustee/Since Inception	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Robert Butler Age - 68 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Chairman/Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr. Butler is currently Chairman and Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Adam Crescenzi Age - 66 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Crescenzi is a Trustee of Dean College and a Trustee and Chairman of the Nominating Committee of Clough Global Equity Fund and Clough Global Allocation Fund. He has been a founder and an investor of several start-up technology and service firms. He is currently the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He is retired from CSC Index as Executive Vice-President of Management Consulting Services.	3

John F. Mee, Esq. Age - 65 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor, in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and the Board of Trustees of the Clough Global Equity Fund and Clough Global Allocation Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Richard C. Rantzow Age - 70 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice Chairman/ Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee and Chairman of the Audit Committee of the Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rantzow is also Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 64 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

CLOUGH GLOBAL OPPORTUNITIES FUND 1290 Broadway, Suite 1100 Denver, CO 80203 1–877–256–8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1–877–256–8445.

Item 2.  Code of Ethics.

(a)    The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)    Not Applicable.

(c)    During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)    During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)    Not Applicable.

(f)     The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee.  The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc.  Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.  Principal Accounting Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008, were $28,333 and $28,333, respectively.

(b)           Audit-Related Fees:  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2009 and $0 in 2008.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,165 in 2009 and $4,350 in 2008.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2009 and $8,000 in 2008.  These services include agreed upon procedures related to the rating for the Action Market Preferred Shares.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2009 and $0 for 2008.

(h)           Not applicable.

Item 5.    Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2009

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over nine years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over nine years.
James E. Canty	Partner and Portfolio Manager	Since Inception

Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over nine years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an “interested” Trustee of the Fund.

(a)(2) As of March 31, 2009, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)
Eric A. Brock	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)
James E. Canty	3 Accounts $1,533.0 million Total Assets	4 Accounts $327.6 million Total Assets	2 Accounts $164.0 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each accounts.

(2) The advisory fee is based in part on the performance for one account totaling $159.9 million in assets.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2009.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2009.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$100,001 - $500,000
Eric A. Brock	$100,001 - $500,000
James E. Canty	$50,001 - $100,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.  Submission of Matters to Vote of Security Holders.

On March 11, 2009, the Board of Trustees (“Board”) of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board.

Provided in the text below is a summary of changes approved by the Board; (i) a shareholder proposal to the Fund, including nominees to the Board (“Shareholder Proposals”), shall be required to be received no earlier than the 150th day and not later than the 120th day prior to the first anniversary of the Registrant’s proxy statement for the preceding year’s annual meeting, (ii) in the case of a special meeting of shareholders all Shareholder Proposals must be given by the 10th day following the day on which the notice of the special meeting date was given or public disclosure of the date of special meeting was made, (iii) any shareholder wishing to bring a Shareholder Proposal at a special or annual shareholder meeting shall also be required to provide; (a) representation as to his/her eligibility to vote at the said shareholder meeting, (b) to the extent such shareholder and/or nominee has entered into any financial transaction impacting the common shares, to include but not limited to hedging or otherwise managing profit, loss, or risk of change in the value of the common stock and (c) any shareholder nominee proposal must provide such information as is needed to ensure the Registrant’s compliance with Regulation 14A under the Securities Exchange Act of 1934, as amended and (iv) a special meeting may only be called by (a) majority vote of the Board of Trustees, (b) the Chairman or (c) the President of the Registrant.

Item 11.  Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 8, 2009

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 8, 2009